AMENDMENT NO. 1 TO
SECOND INCREMENTAL TERM C FACILITY AMENDMENT

Dated as of May 15, 2009

AMENDMENT NO. 1 TO SECOND INCREMENTAL TERM C FACILITY AMENDMENT (this "Amendment") among UNITEK ACQUISITION, INC., a Delaware corporation (the "Borrower"), the Second Incremental Term C Lenders party hereto, and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions and other lenders parties to the First Lien Credit Agreement referred to below (collectively, the "Lenders").

PRELIMINARY STATEMENTS:

(1) The Borrower, Lenders and the Administrative Agent have entered into a First Lien Credit Agreement dated as of September 27, 2007 (such First Lien Credit Agreement, as otherwise amended, supplemented or modified prior to the date hereof, the "First Lien Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the First Lien Credit Agreement.

(2) The Borrower, the financial institutions and other lenders party to the Second Lien Term Loan Agreement and the Administrative Agent have entered into a Second Lien Term Loan Agreement dated as of September 27, 2007 (such Second Lien Term Loan Agreement, as otherwise amended, supplemented or modified prior to the date hereof, the "Second Lien Term Loan Agreement").

(3) As provided in Section 2.18 of the First Lien Credit Agreement, the Borrower and the Administrative Agent entered into the Second Incremental Term C Facility Amendment (the "Second Incremental Amendment") among the Borrower, the Second Incremental Term C Lenders party thereto, and the Administrative Agent for the financial institutions and other lenders parties to the First Lien Credit Agreement.

(4) In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, there parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the date hereof and subject to the terms and conditions set forth herein, Section 3 of the Second Incremental Amendment is hereby deleted in its entirety and replaced with the following:

> Interest. The Borrower shall pay interest on the unpaid principal amount of all Term C Advances made by the Incremental Term C Lender (i) from the date of such Advance until March 31, 2009 at a rate equal to 14.5% per annum, and (ii) from and after April 1, 2009 until such principal amount shall be paid in full, at a rate equal to 16.25% per annum, in each case payable in arrears quarterly on the last Business Day of each March, June, September and December.

SECTION 2. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof, if the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Second Incremental Term C Lenders.

SECTION 3. Reference to and Effect on the Credit Agreement and other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "the Credit Agreement", "hereunder", "hereof", "thereunder", "thereof" or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement, as amended by this Amendment.

(b) The First Lien Credit Agreement and the Second Incremental Amendment, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITEK ACQUISITION, INC., as Borrower

By: ______________________________
Name: Peter S. Brodsky
Title: Chairman

ACKNOWLEDGED AND AGREED
as of the date first written above by the undersigned Guarantors:

UNITEK MIDCO, INC.
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, LLC
DIRECTSAT USA, LLC
FTS USA, LLC
WTW USA, LLC

By: ______________________________
Name: Peter S. Brodsky
Title: Chairman

ROYAL BANK OF CANADA, as Administrative Agent

By: ______________________________
Name: Susan Khokher
Title: Manager, Agency

Second Incremental Term C Lender

UNINV II, L.P.

By: UNINV II GP, LLC, its general partner

By: ELB Capital Management LLC, its sole member

By: ______________________
Name: Eric L. Blum
Title: Chairman